UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 01, 2024

INSTRUCTURE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40647	84-4325548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 SOUTH 3000 EAST SUITE 700
SALT LAKE CITY, Utah		84121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 203-6755

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	INST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In a Current Report on Form 8-K filed on February 1, 2024 (the "Initial 8-K"), Instructure Holdings, Inc. (the "Company") disclosed, among other things, that it had completed on February 1, 2024 its previously announced acquisition of PCS Holdings, LLC, a Delaware limited liability company (the “Target”), pursuant to the Unit Purchase Agreement (the “Purchase Agreement”), dated as of October 30, 2023, by and among Instructure, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, the Target, and the selling parties listed therein.

This Amendment No. 1 on Form 8-K/A amends and supplements the Initial 8-K and is being filed by the Company solely to provide the disclosures required by Item 9.01 of Form 8-K, including the financial statements of the Target and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively.

This Amendment No. 1 on Form 8-K/A should be read in conjunction with the Initial 8-K, which provides a more complete description of the acquisition and related transactions. Except as stated herein, this Amendment No. 1 on Form 8-K/A does not otherwise update, modify, or amend the Initial 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of the Target as of and for the year ended December 31, 2022, and the accompanying notes thereto, are attached as Exhibit 99.1 hereto and incorporated herein by reference.

The unaudited consolidated financial statements of the Target as of and for the nine months ended September 30, 2023, and the accompanying notes thereto, are attached as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the combined company as of September 30, 2023 and the unaudited pro forma condensed combined statements of operations and comprehensive loss of the combined company for the year ended December 31, 2022 and the nine months ended September 30, 2023, and the accompanying notes thereto, are attached as Exhibit 99.3 hereto and incorporated by reference herein.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, independent auditors of PCS Holdings, LLC.

99.1	Audited consolidated financial statements of PCS Holdings, LLC as of and for the year ended December 31, 2022.

99.2	Unaudited consolidated financial statements of PCS Holdings, LLC as of and for the nine months ended September 30, 2023.

99.3	Unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2022 and for the nine months ended September 30, 2023.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure Holdings, Inc.

Date:	April 12, 2024	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer Chief Legal Officer